PROMISSORY NOTE

Kohl's Ranch Associates                                         Phoenix, Arizona
$367,750.00                                                         June 1, 1995

         FOR VALUE RECEIVED, the undersigned ILX INCORPORATED, an Arizona corporation ("Maker"), whose mailing address is 2777 East Camelback Road, Phoenix, Arizona 85016, promises to pay to KOHL'S RANCH ASSOCIATES, an Arizona general partnership, whose mailing address is 300 East Cherry Street, Cottonwood, Arizona 86326, or its successors or assigns, or its order, or to such other person as the holder hereof ("Holder") may from time to time designate in writing, the principal sum of THREE HUNDRED SIXTY-SEVEN THOUSAND SEVEN HUNDRED FIFTY AND NO/100 DOLLARS ($367,750.00), together with interest on the outstanding principal balance from time to time remaining unpaid from the date hereof. Principal and interest are payable in lawful money of the United States of America at the office of the Account Servicing Agent set forth below, or at such other address as the Holder hereof may from time to time designate in writing, as follows:

         Interest (prior to maturity and so long as no uncured event of default exists) shall accrue on the unpaid principal balance of the Indebtedness (as hereinafter defined) at an annual interest rate of eight percent (8%) per annum, and shall be computed on the basis of a 360 day year of 30 day months, payable monthly in arrears.

         For the period prior to the "First Anniversary Date" (the first (1st) day of the thirteenth (13th) full calendar month following the date of this
Note) which is June 1, 1996, the amount of interest accrued for the one-year period prior to the First Anniversary Date shall be added to the outstanding principal balance under this promissory note ("the Note") on the First Anniversary Date (and will thereafter be principal and not accrued interest), and each subsequent calculation of accrued interest will take into account the increased principal due to interest payment in this manner.

         Payments of principal plus all accrued interest shall be due and payable in monthly installments commencing on the First Anniversary Date of this Note and continuing on the first (1st) day of each succeeding month thereafter ("Monthly Due Date"). Such monthly principal payments shall be not less than Seventy Five Hundred Dollars ($7500.00) per month, subject to prepayment as described below. Interest on any principal payment made on the Monthly Due Date shall cease to accrue at the end of the day prior to the Monthly Due Date. Interest paid on a Monthly Due Date shall be paid for interest accrued or due for the period ended at the end of the day prior to the Monthly Due Date. The remaining principal balance of the Indebtedness shall be due and payable in full on the "Fifth Anniversary Date" (the first day of the sixty-first (61st) full calendar month following the date of this Note) which is June 1, 2000.

         All references in this Note to the "Indebtedness" shall mean the stated principal sum of this Note, late charges, interest and all other amounts provided for herein.

         Maker shall have the right to prepay (including without limitation in the form of Release Prices described in the Deed of Trust defined below) all or any portion of the principal balance due hereunder at any time and from time to time; provided, however, Maker shall not have the right to prepay the entire principal balance due hereunder prior to January 1, 1996, without the prior written consent of the Holder. Interest on the amount of a Release Price prepayment shall cease to accrue at the end of the day prior to the date of prepayment, and such accrued interest shall be paid on the Monthly Due Date next following such principal prepayment. Notwithstanding the foregoing, accrued interest on any Release Price paid prior to the First Anniversary Date shall be calculated as described in the preceding sentence, but shall accompany the Release Price. Any full prepayment of the principal balance of this Note shall be accompanied by all accrued interest to the time of prepayment. All principal payments, whether scheduled payments or prepayments, shall apply and be credited to Release Prices. Release Prices pursuant to the Deed of Trust and any and all principal payments or prepayments shall be applied and credited to the principal balance of the Note in order of payment maturity. Notwithstanding the foregoing, upon the occurrence of an event of default, Holder may direct the Account Servicing Agent to apply payments and permitted prepayments in any order that Holder shall in its absolute discretion determine.

         If any payment required to be made hereunder shall be due on a Saturday, Sunday or legal holiday in the State of Arizona, then such payment may be made on the next day which is not a Saturday, Sunday or legal holiday (a "business" day).

         If any amount required to be paid hereunder or under the Deed of Trust is not paid on or before the tenth (10th) calendar day after the date when the same first became due, and Holder does not exercise its option to accelerate the Indebtedness, then at the option of Holder, Maker shall pay, immediately upon demand, and irrespective of whether or not such failure to pay constitutes a default or Event of Default hereunder, a late charge equal to five percent (5%) of the required payment, as liquidated and agreed damages for the additional expenses which Holder will incur in administering the collection of the Indebtedness, for loss of use of the money due and for Holder's consequent inability to meet its other commitments. Maker acknowledges the extreme difficulty and impracticality of presently determining Holder's actual damages resulting from a future late payment and, accordingly, agrees that this late charge is a reasonable estimate thereof and not a penalty.

         This Note may only be assumed by permitted transferees of the Trust Property pursuant to the Deed of Trust (defined below). Otherwise, Maker shall procure the prior written consent of Holder, which shall not be unreasonably withheld or delayed.

         If (a) Maker fails to pay any installment of principal or interest due hereunder or any other monetary payment under the Deed of Trust, or other instruments securing this Note, within ten (10) days after Maker's receipt of written notice of non-payment from Holder, or (b) fails to comply with any of the other non-monetary terms and conditions of this Note or the Deed of Trust, or other instruments securing this Note within thirty (30) days of written notice from Holder demanding compliance (the "Demand") (or, in the event full compliance is not reasonably possible within thirty (30) days of the Demand; then the period for completion may be extended sixty (60) additional days provided Maker is diligently pursuing performance or cure)or if Maker shall be liquidated, terminated or dissolved, or shall admit in writing its inability to pay its debts generally as the same become due, or shall make an assignment for the benefit of its creditors, or shall be adjudicated a bankrupt or insolvent, or shall commence or have commenced against it (and fail to have discharged within fifteen (15) days after filing) any bankruptcy, insolvency or similar proceeding for the relief of debtors, or shall seek or fail to prevent the appointment of any trustee-in-bankruptcy, receiver, custodian, liquidator or similar official for itself or for its property; or shall fail to have discharged, or have otherwise acted to fully protect Holder from any loss or liability from the lien or encumbrance within 45 days from the commencement of any action or proceeding to foreclose or enforce any encumbrance or lien on or with respect to the property which is the subject of the Deed of Trust or any other instrument securing this Note, whether or not superior or inferior; or any material damage or destruction of the property subject to the lien(s) securing this Note shall occur and not be covered by appropriate insurance and Trustor shall not immediately make satisfactory arrangements with Holder for the repair or replacement thereof (collectively, "Events of Default"), then the Indebtedness shall, at the option of Holder, become immediately due and payable without further notice or demand of any kind or nature whatsoever. Maker understands that the foregoing acceleration remedy is in addition to all other rights, powers and remedies provided for herein or under the Deed of Trust and other security agreements, or otherwise available to Holder at law or in equity, and that neither the exercise thereof, nor the accrual or collection of interest at the "Default Rate" (hereinafter defined), nor the accrual or collection of late charges, shall, in and of itself, constitute a cure of or an election of remedies with respect to Maker's default, or prejudice any other rights, powers or remedies of Holder hereunder or under the Deed of Trust or other security agreements or at law or in equity.

         Maker agrees to an effective rate of interest which is the rate stated herein plus any additional rate of interest resulting from any other payments provided for herein or in the Deed of Trust and other security agreements securing this Note, or incident to the transaction of which this Note forms a part, to the extent that such charges may be deemed includable in interest for any purpose or are deemed to be interest under applicable Arizona law.

         Notwithstanding anything contained to the contrary in this Note or in any instrument which may secure repayment of the Indebtedness, no provision hereof and no other aspect of the transaction of which this Note is a part is intended to or shall require or permit Holder to contract for, charge or receive, or obligate Maker to pay, interest in excess of the maximum rate permitted by applicable law. Should, however, any interest or other sum or charge paid or payable hereunder result, or be adjudicated to result, in the computation or earning of interest in excess of the allowable maximum legal rate, then the same shall be deemed the result of a mistake and Maker shall not be obligated to pay such excess and Holder hereby waives its right to demand or collect the same; but if any excessive amount has been paid, then the same automatically shall be applied in reduction of the unpaid principal balance hereof and not to the payment of interest or any other sum or charge payable hereunder, and, to the extent that the principal sum has been paid in full by reason of such application or otherwise, any balance remaining from such excess shall be remitted to Maker.

         Whenever but only for so long as Maker is in default hereunder or under the Deed of Trust or security agreements securing this Note, and whether or not Holder has elected to accelerate the maturity of the Note as provided above, at the option of Holder, all amounts then due and in default hereunder or under the Deed of Trust and security agreements (including, without limitation, unpaid interest and other sums and charges) shall bear interest at the rate of fifteen percent (15%) per annum (the "Default Rate") from their respective due dates until the same have been paid in full; provided, however, that unless the Account Servicing Agent has received written notice from Holder of the occurrence of a default (other than a failure to pay principal, interest or late charges) prior to its receipt of any payment, the Account Servicing Agent shall be excused from its obligation to collect interest at the Default Rate. Holder's failure to so notify the Account Servicing Agent, however, shall not relieve Maker from its obligation to pay interest at the Default Rate under and during the continuance of the circumstances set forth in this paragraph.

         Unless limited by the terms of the specific instrument, all of Holder's rights, powers and remedies hereunder or under the Deed of Trust and other security agreements or at law or in equity shall be cumulative and non-exclusive, and each may be exercised singularly, consecutively or concurrently with any other(s), at the sole discretion of Holder, and as often as occasion therefor shall arise. No act or omission of Holder (including, without limitation, any failure to exercise or delay in exercising any right, power or remedy) shall constitute a waiver thereof or of any other right, power or remedy or of the act or omission entitling Holder to exercise such right, power or remedy; and no single or partial exercise of any right, power or remedy shall preclude other or further exercise thereof or the exercise of any other right, power or remedy. No release of any security or any person or entity liable under this Note or the Security Agreement shall operate to release any other security or any other person or entity liable hereunder or thereunder. No provision hereof may be waived, amended or terminated except by a written instrument signed and dated by the party against whom enforcement of such waiver, amendment or termination is sought. A waiver in one or more instances of any provision hereof or breach thereof shall apply to the particular instance only. No course of dealings between the parties shall operate as a waiver.

         Should suit be brought to enforce this Note and Holder be the prevailing party, then Maker shall pay, on demand, all costs (including, but not limited to, reasonable attorneys' fees, court costs and other expenses) incurred by Holder in connection with collection, enforcement, foreclosure, insolvency, bankruptcy, protection of security or other proceedings.

         Maker and all endorsers, guarantors and other parties now or hereafter liable on this Note: (i) agree to any and all extensions of time for payment and other modifications, indulgences or waivers of any of the terms hereof, and to any and all realizations, compromises, releases, exchanges or substitutions of any security (or portions thereof) given to secure the repayment of the Indebtedness, in each case at any time or from time to time, without notice;
(ii) agree that no such extension, modification, waiver, realization, compromise, exchange, release or substitution, and no other indulgence given by Holder, shall impair, release, discharge or otherwise modify or affect in any respect the liability of Maker hereunder or preclude Holder from realizing upon any security (or portion thereof) or from obtaining any other relief provided for herein or otherwise available to Holder at law or in equity; (iii) agree to offsets of any sums or property owed to it by Holder at any time; (iv) waive, to the fullest extent permitted by law, any and all applicable, exemption, redemption, marshalling, moratorium, valuation and appraisal rights; (v) waive any right to require Holder to proceed against, protect, insure, preserve or exhaust any security held by Holder or to pursue any other remedy or action, and expressly agree that Holder may without limitation to any other remedies it may have, waive any security and bring action directly upon this Note; (vi) except for the notice herein specifically required with respect to an Event of Default, waive diligence, presentment and demand for payment, protest and notice of protest, demand and dishonor, notice of dishonor, notice of non-payment, notice of maturity and all other notices which it lawfully may waive; (vii) waive, to the fullest extent permitted by law, the right to demand a trial by jury and/or to assert the statute or limitations as a defense in any action brought upon this Note by Holder and agree that all issues in any such proceeding shall, at the option of Holder, be decided and determined by the judge of the court in which such proceeding is pending; and (viii) consent to, and acknowledges that it is and shall remain subject to, the in personam, in rem and subject matter jurisdiction of the courts of the State of Arizona for all purposes pertaining to this Note and to all documents and instruments executed in connection herewith securing the same or in any way pertaining hereto.

         If any provision (or portion thereof) contained herein shall be held to be invalid, illegal or unenforceable in any respect, the remaining provisions (and remaining portions of the affected provision) shall not be affected thereby. If any provision is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

         The interpretation, construction and enforcement of this Note shall be governed by the laws of the State of Arizona applicable to instruments made and to be performed entirely therein, except where such law is preempted by the laws and regulations of the United States of America.

         This Note is secured by, inter alia, a Deed of Trust between the named Maker and Holder (the "Deed of Trust") and a Security Agreement, which encumber certain real and personal property located in Gila County, Arizona known as Kohl's Ranch Lodge (the "Trust Property"), and a Pledge Agreement.

         Maker shall make all payments required hereunder to the trustee under the Deed of Trust, as the "Account Servicing Agent," at First American Title, 111 West Monroe, Phoenix, Arizona 85003 (or at such other address as Holder may direct), accompanied by all amounts necessary to pay Maker's share (i.e., one-half) of the Account Servicing Agent's fees and expenses. Said Account Servicing Agent is hereby directed and authorized to apply such payments first to its fees and expenses, and the balance shall be remitted promptly to Holder or as Holder otherwise may direct.

         All notices or other communications relating to this Note shall be in writing, addressed to the intended recipient thereof at its address set forth on the first page hereof (or, in the case of the Account Servicing Agent, at its address set forth immediately above) and, if given either by personal delivery or certified U.S. mail, return receipt requested, postage prepaid, conclusively shall be deemed to have been given and received seventy-two (72) hours after such notice has been deposited in the United States mail or, if personally delivered, on the date of actual delivery. Refusal to accept delivery or to sign a receipt, or any inability to obtain a receipt because of a changed address of which the intended recipient, by like method, did not previously advise the sender, shall constitute actual receipt.

         The provisions of this Note shall be binding upon, and inure to the benefit of, the heirs, personal representatives, successors and assigns of the Maker and Holder.

         Time is of the essence of this Note and each and every term and provision hereof.

         IN WITNESS WHEREOF, Maker by its duly authorized officer has executed and delivered this Note on the day and year first above written.

                             MAKER:

                             ILX INCORPORATED, an Arizona
                             corporation,


                             By /s/ Nancy J. Stone
                                -----------------------
                                    Nancy J. Stone
                                    Executive Vice President